UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a 12

NATIONAL VISION HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Media Contact:
Kristina Gross
Kristina.gross@nationalvision.com
(470) 448-2355

Investor Relations Contact:
David Mann, CFA
David.mann@nationalvision.com
(470) 448-2448

NOTICE OF CHANGE OF LOCATION (VIRTUAL MEETING FORMAT) -
ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2020

The following Notice of Change of Location and press release relates to the notice of the Annual Meeting and proxy statement (the “proxy statement”) of National Vision Holdings, Inc. (the “Company”), dated April 24, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 10, 2020.  This additional information is being filed with the Securities and Exchange Commission and is being made available to stockholders on May 15, 2020.

THIS ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

National Vision Announces Move to Virtual Annual Meeting
of Stockholders for 2020

Duluth, Ga. (May 15, 2020) - National Vision Holdings, Inc. (NASDAQ: EYE) (“National Vision” or the “Company”), one of the nation’s largest optical retailers providing quality, affordable eye care and eyewear, today announced that its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) scheduled for June 10, 2020 at 1:00 p.m., Eastern Time will be conducted through virtual means only due to the public health and travel concerns in light of the coronavirus (COVID-19) pandemic and the importance of safeguarding the health of our stockholders, employees, directors and officers.
As there will not be a physical location, stockholders will not be able to vote their shares in person at the Annual Meeting. The only way for stockholders to vote their shares is to submit a proxy in advance of the meeting using one of the methods described in the proxy materials for the Annual Meeting or to attend the meeting virtually per the instructions below.

If you were a stockholder of record as of the close of business on April 15, 2020, the record date, or hold a legal proxy for the Annual Meeting provided by your bank, broker or nominee, you are entitled to participate in the Annual Meeting. Stockholders can participate in the Annual Meeting via live webcast by visiting the website www.meetingcenter.io/225885472 and entering their control number and the password EYE2020. Stockholders may vote, ask questions, or view the list of stockholders as of the record date during the Annual Meeting by following the instructions available on the meeting website.
Registered stockholders visiting the website should enter the control number found on the proxy card or notice of internet availability previously received and follow the instructions on the website. If you hold your shares through an intermediary, such as a bank, broker or nominee, you must register in advance to attend the virtual Annual Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your National Vision holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 5, 2020. Requests for registration should be directed to Computershare at the following addresses. For email, forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com. For mail, please send the information from your broker and copy of your legal proxy to Computershare, National Vision Holdings, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.
Questions and answers relating to the virtual meeting format, including specific instructions on how to be admitted to the meeting, can be found on our Annual Meeting website at https://nationalvision.gcs-web.com/shareholder-services/annual-meeting and will be filed as additional materials with the Securities and Exchange Commission. Our proxy statement and Annual Report on Form 10-K for the year ended December 28, 2019 are also available at our Annual Meeting website or can be accessed at www.edocumentview.com/EYE, a site that does not have “cookies” that identify visitors to the site.

Your vote is important to us. Whether or not you plan to participate in the live webcast of the Annual Meeting, all stockholders are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. The proxy card or notice of internet availability that were previously distributed will not be updated to reflect the change to a virtual meeting format and may continue to be used to vote shares in connection with the Annual Meeting. Stockholders who have previously sent in proxies, or voted via telephone or internet, do not need to take further action.
About National Vision Holdings, Inc.
National Vision Holdings, Inc. is one of the largest optical retail companies in the United States with more than 1,100 retail stores in 44 states plus the District of Columbia and Puerto Rico. With a mission of helping people by making quality eye care and eyewear more affordable and accessible, the Company operates five retail brands: America’s Best Contacts & Eyeglasses, Eyeglass World, Vision Centers inside select Walmart stores, Vista Opticals inside Fred Meyer stores and on select military bases, and several e-commerce websites, offering a variety of products and services for customers’ eye care needs. For more information, please visit www.nationalvision.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our current beliefs and expectations regarding the Company’s Annual Meeting. You can identify these forward-looking statements by the use of words such as “believes,” “expects,” “continue,” “may,” “will,” “should,” or the negative version of these words or other comparable words. Caution should be taken not to place undue reliance on any forward-looking statement as such statements speak only as of the date when made. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. Forward-looking statements are not guarantees and are subject to various risks and uncertainties, which may cause actual results to differ materially from those implied in forward-looking statements.

Such factors include, but are not limited to, those set forth in our Annual Report on Form 10-K under the heading “Risk Factors” and in subsequent filings by National Vision with the Securities and Exchange Commission (“SEC”). Additional information about these and other factors that could cause National Vision’s results to differ materially from those described in the forward-looking statements can be found in filings by National Vision with the SEC, including our Annual Report on Form 10-K, our Form 8-K filed on March 19, 2020, our Quarterly Report on Form 10-Q filed on May 7, 2020, and subsequent filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC.

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